UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3114

Fidelity Select Portfolios
(Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2014

Item 1. Reports to Stockholders

Fidelity®

Telecom and Utilities

Fund

Annual Report

January 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2014	Past 1 year	Past 5 years	Past 10 years
Fidelity® Telecom and Utilities Fund	17.66%	15.49%	9.20%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Telecom and Utilities Fund on January 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite the worst January in years, markets finished notably higher for the 12 months ending January 31, 2014, amid a generally improving global economy and accommodative monetary policies worldwide. After achieving a series of highs in 2013, both the broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM pulled back in the new year, bringing their 12-month returns to 21.52% and 16.07%, respectively. The growth-oriented Nasdaq Composite Index®, having run hotter in 2013 and cooled less in January, retained a loftier 32.33% result. For the period overall, smaller-cap stocks generally outperformed larger-caps, and growth outperformed value across market-cap segments. Bullish sentiment drove stocks higher through mid-May, but mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond-buying program, along with jitters over a potential U.S. military strike in Syria, put the markets in flux over the summer. Stocks regained their momentum in October despite a budget impasse that briefly shuttered the federal government, and volatility remained subdued heading into the holidays, allowing many markets to hit all-time highs by year-end. In January, renewed optimism for Europe and other developed markets was overrun by renewed concern about Fed tapering, the economic slowdown in China and a sell-off in emerging markets.

Comments from Douglas Simmons, Portfolio Manager of Fidelity® Telecom and Utilities Fund: For the year, the fund returned 17.66%, significantly outperforming the 10.55% advance of the Russell 3000® Utilities Index. Versus the index, the fund was helped by overweightings in wireless telecommunication services and oil & gas storage & transport, an underweighting in integrated telecom service providers, and its out-of-benchmark investments in cable & satellite. A sizable underweighting in index giant AT&T was the largest relative contributor, followed by a stake in cable operator Comcast. Oil & gas storage & transport company Cheniere Energy Partners was another main relative performer. On the downside, the fund lost ground due to unfavorable security selection in Internet software & services and in alternative carriers. In the first group, data center company Equinix - which I sold from the fund before period end - was the largest detractor. The fund's underweighted position in the other index heavyweight, Verizon Communications, also hurt. Some of the stocks mentioned in this report were not part of the Russell index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2013 to January 31, 2014).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value August 1, 2013	Ending Account Value January 31, 2014	Expenses Paid During Period* August 1, 2013 to January 31, 2014
Actual	.81%	$ 1,000.00	$ 1,077.40	$ 4.24
HypotheticalA		$ 1,000.00	$ 1,021.12	$ 4.13

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Verizon Communications, Inc.	12.7	9.3
NextEra Energy, Inc.	8.2	1.0
Dominion Resources, Inc.	5.6	0.0
Sempra Energy	5.6	6.4
American Tower Corp.	5.1	4.5
American Electric Power Co., Inc.	4.6	5.5
PG&E Corp.	3.7	4.0
ONEOK, Inc.	3.5	2.2
OGE Energy Corp.	3.4	3.4
NRG Energy, Inc.	3.3	4.2
	55.7
Top Five Industries as of January 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Electric Utilities	23.0	30.6
Multi-Utilities	19.6	15.7
Diversified Telecommunication Services	17.9	15.2
Oil, Gas & Consumable Fuels	9.2	2.7
Independent Power Producers & Energy Traders	8.6	11.1
Asset Allocation (% of fund's net assets)
As of January 31, 2014 *		As of July 31, 2013 **
	Stocks 99.7%		Stocks 98.0%
	Short-Term Investments and Net Other Assets (Liabilities) 0.3%		Short-Term Investments and Net Other Assets (Liabilities) 2.0%
* Foreign investments	5.7%	** Foreign investments	3.3%

Annual Report

Investments January 31, 2014

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 5.0%
Media - 5.0%
Comcast Corp. Class A	626,877	$ 34,133
DISH Network Corp. Class A (a)	197,300	11,124
Liberty Global PLC Class A (a)	130,900	10,463
		55,720
ENERGY - 9.2%
Oil, Gas & Consumable Fuels - 9.2%
Cheniere Energy Partners LP Holdings LLC	1,147,600	21,460
Cheniere Energy, Inc. (a)	458,300	20,138
Energen Corp.	202,400	14,314
Energy Transfer Equity LP	648,174	27,042
Plains GP Holdings LP Class A	753,200	19,146
Rice Energy, Inc.	33,700	793
		102,893
FINANCIALS - 5.1%
Real Estate Investment Trusts - 5.1%
American Tower Corp.	701,400	56,729
TELECOMMUNICATION SERVICES - 24.0%
Diversified Telecommunication Services - 17.9%
Level 3 Communications, Inc. (a)	482,136	15,477
Telecom Italia SpA	9,875,600	10,967
TW Telecom, Inc. (a)	1,071,264	31,559
Verizon Communications, Inc.	2,949,572	141,636
		199,639
Wireless Telecommunication Services - 6.1%
T-Mobile U.S., Inc. (a)	657,348	20,095
Telephone & Data Systems, Inc.	581,060	15,700
Vodafone Group PLC sponsored ADR	880,000	32,613
		68,408
TOTAL TELECOMMUNICATION SERVICES		268,047
UTILITIES - 55.5%
Electric Utilities - 23.0%
American Electric Power Co., Inc.	1,041,300	50,826
Duke Energy Corp.	218,074	15,400
Edison International	599,120	28,854
Exelon Corp.	388,400	11,264
ITC Holdings Corp.	71,500	7,400
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Electric Utilities - continued
NextEra Energy, Inc.	998,800	$ 91,820
NRG Yield, Inc. Class A	313,100	12,192
OGE Energy Corp.	1,118,278	38,100
		255,856
Gas Utilities - 3.5%
ONEOK, Inc.	569,686	39,018
Independent Power Producers & Energy Traders - 8.6%
Calpine Corp. (a)	1,172,020	22,245
NRG Energy, Inc.	1,332,401	37,107
The AES Corp.	2,635,396	37,054
		96,406
Multi-Utilities - 19.6%
CenterPoint Energy, Inc.	1,519,300	35,552
Dominion Resources, Inc.	925,961	62,882
NiSource, Inc.	494,603	17,000
PG&E Corp.	963,308	40,603
Sempra Energy	671,210	62,228
		218,265
Water Utilities - 0.8%
American Water Works Co., Inc.	206,600	8,795
TOTAL UTILITIES		618,340
TOTAL COMMON STOCKS (Cost $950,762)		1,101,729
Nonconvertible Preferred Stocks - 0.9%

TELECOMMUNICATION SERVICES - 0.9%
Wireless Telecommunication Services - 0.9%
TIM Participacoes SA sponsored ADR (Cost $9,102)	364,800	9,496
Money Market Funds - 2.4%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.10% (b) (Cost $27,092)	27,092,066	$ 27,092
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $986,956)		1,138,317
NET OTHER ASSETS (LIABILITIES) - (2.1)%		(23,513)
NET ASSETS - 100%		$ 1,114,804
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 20
Fidelity Securities Lending Cash Central Fund	53
Total	$ 73
Other Information

The following is a summary of the inputs used, as of January 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 55,720	$ 55,720	$ -	$ -
Energy	102,893	102,893	-	-
Financials	56,729	56,729	-	-
Telecommunication Services	277,543	266,576	10,967	-
Utilities	618,340	618,340	-	-
Money Market Funds	27,092	27,092	-	-
Total Investments in Securities:	$ 1,138,317	$ 1,127,350	$ 10,967	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	January 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $959,864)	$ 1,111,225
Fidelity Central Funds (cost $27,092)	27,092
Total Investments (cost $986,956)		$ 1,138,317
Receivable for investments sold		5,392
Receivable for fund shares sold		315
Dividends receivable		2,185
Distributions receivable from Fidelity Central Funds		1
Prepaid expenses		6
Other receivables		53
Total assets		1,146,269

Liabilities
Payable for investments purchased	$ 30,037
Payable for fund shares redeemed	610
Accrued management fee	539
Other affiliated payables	201
Other payables and accrued expenses	78
Total liabilities		31,465

Net Assets		$ 1,114,804
Net Assets consist of:
Paid in capital		$ 1,094,935
Undistributed net investment income		995
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(132,486)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		151,360
Net Assets, for 50,127 shares outstanding		$ 1,114,804
Net Asset Value, offering price and redemption price per share ($1,114,804 ÷ 50,127 shares)		$ 22.24

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended January 31, 2014

Investment Income
Dividends		$ 27,151
Income from Fidelity Central Funds		73
Total income		27,224

Expenses
Management fee Basic fee	$ 4,495
Performance adjustment	674
Transfer agent fees	1,875
Accounting and security lending fees	330
Custodian fees and expenses	11
Independent trustees' compensation	17
Registration fees	32
Audit	63
Legal	19
Miscellaneous	12
Total expenses before reductions	7,528
Expense reductions	(23)	7,505
Net investment income (loss)		19,719
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	94,518
Foreign currency transactions	(21)
Total net realized gain (loss)		94,497
Change in net unrealized appreciation (depreciation) on: Investment securities	43,753
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		43,752
Net gain (loss)		138,249
Net increase (decrease) in net assets resulting from operations		$ 157,968

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2014	Year ended January 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 19,719	$ 23,341
Net realized gain (loss)	94,497	72,493
Change in net unrealized appreciation (depreciation)	43,752	61,286
Net increase (decrease) in net assets resulting from operations	157,968	157,120
Distributions to shareholders from net investment income	(19,749)	(22,567)
Share transactions Proceeds from sales of shares	293,393	181,629
Reinvestment of distributions	18,102	20,726
Cost of shares redeemed	(305,014)	(205,550)
Net increase (decrease) in net assets resulting from share transactions	6,481	(3,195)
Total increase (decrease) in net assets	144,700	131,358

Net Assets
Beginning of period	970,104	838,746
End of period (including undistributed net investment income of $995 and undistributed net investment income of $1,259, respectively)	$ 1,114,804	$ 970,104
Other Information Shares
Sold	13,713	10,118
Issued in reinvestment of distributions	876	1,120
Redeemed	(14,742)	(11,271)
Net increase (decrease)	(153)	(33)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.29	$ 16.67	$ 16.13	$ 13.33	$ 12.43
Income from Investment Operations
Net investment income (loss) B	.41	.45	.50	.46	.39
Net realized and unrealized gain (loss)	2.96	2.61	.52	2.80	.95
Total from investment operations	3.37	3.06	1.02	3.26	1.34
Distributions from net investment income	(.42)	(.44)	(.48)	(.46)	(.44)
Net asset value, end of period	$ 22.24	$ 19.29	$ 16.67	$ 16.13	$ 13.33
Total Return A	17.66%	18.48%	6.35%	24.79%	11.05%
Ratios to Average Net Assets C, E
Expenses before reductions	.76%	.83%	.75%	.66%	.58%
Expenses net of fee waivers, if any	.76%	.83%	.75%	.66%	.58%
Expenses net of all reductions	.76%	.78%	.71%	.60%	.56%
Net investment income (loss)	1.99%	2.48%	3.00%	3.10%	3.06%
Supplemental Data
Net assets, end of period (in millions)	$ 1,115	$ 970	$ 839	$ 878	$ 705
Portfolio turnover rate D	88%	96%	160%	228%	224%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity Telecom and Utilities Fund (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2014 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis

Annual Report

3. Significant Accounting Policies - continued

Expenses - continued

of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 160,370
Gross unrealized depreciation	(9,447)
Net unrealized appreciation (depreciation) on securities and other investments	$ 150,923

Tax Cost	$ 987,394

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,026
Capital loss carryforward	$ (132,047)
Net unrealized appreciation (depreciation)	$ 150,922

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$ (132,047)

The tax character of distributions paid was as follows:

	January 31, 2014	January 31, 2013
Ordinary Income	$ 19,749	$ 22,567

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $914,038 and $857,546, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management and Research Company (FMR), an affiliate of SelectCo, as investment adviser to the

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5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .15% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the Russell 3000® Utilities Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .52% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $15 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 2,577.31%		$ -*

* Amount represents one hundred eleven dollars.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the

Annual Report

7. Security Lending - continued

loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $53. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount to the Fund in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $19 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $4.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers U.S. Opportunity Fund was the owner of record of approximately 18% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 22% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Fidelity Telecom and Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Telecom and Utilities Fund (a fund of Fidelity Select Portfolios) at January 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Telecom and Utilities Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 14, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Ned C. Lautenbach and William S. Stavropoulos, each of the Trustees oversees 74 funds. Mr. Lautenbach and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Brian B. Hogan is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Brian B. Hogan (1964)
Year of Election or Appointment: 2014 Trustee Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Mr. Rosow is Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida. Mr. Rosow served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present). Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

A total of 0.02% of the dividends distributed during the fiscal year were derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of Fidelity Telecom and Utilities Fund's shareholders was held on June 18, 2013. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
Ned C. Lautenbach
Affirmative	25,828,395,115.78	94.160
Withheld	1,602,101,684.27	5.840
TOTAL	27,430,496,800.05	100.000
Ronald P. O'Hanley
Affirmative	25,907,936,922.24	94.450
Withheld	1,522,559,877.81	5.550
TOTAL	27,430,496,800.05	100.000
David A. Rosow
Affirmative	25,805,492,959.91	94.076
Withheld	1,625,003,840.14	5.924
TOTAL	27,430,496,800.05	100.000
Garnett A. Smith
Affirmative	25,892,258,831.97	94.393
Withheld	1,538,237,968.08	5.607
TOTAL	27,430,496,800.05	100.000
William S. Stavropoulos
Affirmative	25,738,476,030.34	93.832
Withheld	1,692,020,769.71	6.168
TOTAL	27,430,496,800.05	100.000
Michael E. Wiley
Affirmative	25,923,640,743.27	94.507
Withheld	1,506,856,056.78	5.493
TOTAL	27,430,496,800.05	100.000
PROPOSAL 2
To approve a management contract between the fund and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	539,404,440.15	82.776
Against	31,149,955.76	4.780
Abstain	43,551,303.92	6.683
Broker Non-Votes	37,544,156.57	5.761
TOTAL	651,649,856.40	100.000
PROPOSAL 3

A shareholder proposal requesting that the Board of Trustees institute "Procedures to prevent holding investments in companies that, in management's judgment, substantially contribute to genocide or crimes against humanity."B

	# of Votes	% of Votes
Affirmative	157,408,241.17	24.156
Against	406,127,675.89	62.323
Abstain	50,569,787.76	7.760
Broker Non-Votes	37,544,151.58	5.761
TOTAL	651,649,856.40	100.000
A Denotes trust-wide proposal and voting results. B Proposal was not approved by shareholders.

Semiannual Report

Investment Adviser

Fidelity SelectCo, LLC

Denver, CO

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

UIF-UANN-0314
1.789258.111

Item 2. Code of Ethics

As of the end of the period, January 31, 2014, Fidelity Select Portfolios (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that David A. Rosow is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Rosow is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Telecom and Utilities Fund (the "Fund"):

Services Billed by PwC

January 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Telecom and Utilities Fund	$54,000	$-	$3,300	$1,800

January 31, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Telecom and Utilities Fund	$54,000	$-	$3,300	$1,900

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund ("Fund Service Providers"):

Services Billed by PwC

	January 31, 2014A	January 31, 2013A
Audit-Related Fees	$4,920,000	$4,755,000
Tax Fees	$-	$-
All Other Fees	$50,000	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund are as follows:

Billed By	January 31, 2014 A	January 31, 2013 A
PwC	$5,440,000	$5,570,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Fund, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund and its related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund's last two fiscal years relating to services provided to (i) the Fund or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) for the Fund provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the Fund's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Select Portfolios

By:	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	March 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	March 28, 2014
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	March 28, 2014